Robinson Tax Advantaged Income Fund (the “Fund”)

Class A Shares (ROBAX)

Class C Shares (ROBCX)

Class T Shares (ROBDX)

Institutional Class Shares (ROBNX)

A series of Investment Managers Series Trust

Supplement dated February 13, 2019 to the Prospectus dated May 1, 2018, as amended

Effective March 1, 2019 (the “Effective Date”), the Fund will adopt an automatic conversion feature for Class C Shares. Beginning on the Effective Date, Class C Shares of each Fund will automatically convert to Class A Shares of the same Fund approximately ten years after the date of purchase. Certain financial intermediaries, including group retirement recordkeeping platforms, may not have been tracking such holding periods and therefore may not be able to process such conversions. In these instances, Class C Shares held as of the Effective Date will automatically convert to Class A Shares ten years after the Effective Date.

Effective March 1, 2019, the Prospectus is amended as follows:

The section titled Conversion of Shares is amended in its entirety to read:

Conversion of Shares

Shareholder Requests. A share conversion is a transaction in which shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between Class A, Class C and Institutional Class Shares of the Fund. In a conversion, a shareholder will receive shares of another class equal in number to the aggregate net asset value attributable to the shares of the current class held by the shareholder divided by the net asset value per share of the other class. Generally, a shareholder may request, or a financial intermediary through which a shareholder has invested in the Fund may request, a share conversion when a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility of the share class owned by the shareholder (and another class exists for which the shareholder would be eligible). Please note that a share conversion is generally a non-taxable event, but you should consult with your personal tax advisor on your particular circumstances. Please note, all share shareholder conversion requests must be approved by the Advisor. In addition, Class A, Class C and Institutional shares may be converted to Class T shares of the same Fund and such transactions are subject to meeting any investment minimum or eligibility requirements. Class T Shares have no conversion features.

A request for a share conversion will not be processed until it is received in “good order” (as defined above) by the Fund or your financial intermediary. To receive the NAV of the new class calculated that day, conversion requests must be received in good order by the Fund and approved by the Advisor before 4:00 p.m., Eastern Time. Please note that, because the NAV of each class of the Fund will generally vary from the NAVs of the other classes due to differences in expenses, you will receive a number of shares of the new class that is different from the number of shares that you held of the old class, but the total value of your holdings will remain the same.

The Fund’s frequent trading policies will not be applicable to share conversions. If you hold your shares through a financial intermediary, please contact the financial intermediary for more information on share conversions. Please note that certain financial intermediaries may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

Mandatory Conversions. The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. For mandatory conversions, no sales load, fee or other charge will be imposed by the Fund. The Fund will notify or cause certain financial intermediaries to notify affected shareholders in writing prior to any mandatory conversion.

Automatic Conversion of Class C Shares

Beginning March 1, 2019 (the “Effective Date”), Class C Shares will automatically convert to Class A Shares on a load-waived basis approximately ten years after the date of purchase. It is the financial intermediary’s responsibility to ensure that the shareholder is credited with the proper holding period. As of the Effective Date, certain financial intermediaries, including group retirement recordkeeping platforms, may not have been tracking such holding periods and therefore may not be able to process such conversions. In these instances, the automatic conversion of Class C Shares to Class A Shares will occur ten years after the Effective Date. Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund’s Transfer Agent cannot always effect the automatic conversion. In such circumstances, the financial intermediary using omnibus or retirement accounts will effect the automatic conversion.

Class C Shares held for ten years, together with any Class C Shares acquired through a reinvestment of dividends or distributions during the ten-year period, are eligible for automatic conversion into Class A Shares of the same portfolio.

The automatic conversion feature of Class C shares of each Fund shall be suspended at any time that the Board of Trustees of the Fund determines that (i) the assessment of the higher fee under the Fund's Rule 12b-1 Plan for Class C results in the Fund's dividends or distributions constituting a preferential dividend under the Internal Revenue Code of 1986, as amended, and (ii) the conversion of Class C Shares into Class A Shares constitutes a taxable event under federal income tax law. In addition, the Board of Trustees of each Fund may suspend the automatic conversion feature by determining that any other condition to conversion set forth in the relevant prospectus, as amended from time to time, is not satisfied. The terms of a Fund’s prospectus may also contain exceptions to the automatic conversion feature of Class C Shares described above, including but not limited to exceptions for certain types of Class C shareholders or for Class C Shares held through certain financial intermediaries.

The Board of Trustees of the Fund may also suspend the automatic conversion of Class C Shares if it determines that suspension is appropriate to comply with the requirements of the 1940 Act, or any rule or regulation issued thereunder, relating to voting by Class C shareholders on the Fund's Rule 12b-1 Plan for Class A Shares or, in the alternative, the Board of Trustees may provide Class C shareholders with alternative conversion or exchange rights.

The automatic conversion of Class C Shares to Class A Shares pursuant to this policy is not a taxable event for Federal income tax purposes. For automatic conversions, no sales load, fee or other charge will be imposed by the Fund. Please consult with your financial intermediary for additional information.

As described in Appendix A to this Prospectus, certain financial intermediaries may have different policies and procedures regarding automatic Class C Share conversions. For automatic Class C Share conversion policies applicable to a particular intermediary, please see “Appendix A – Waivers and Discounts Available from Intermediaries and Conversion Policies” of the Prospectus for a description.

The following is added to the section titled “Elimination of Initial Sales Charges – Class A Shares.”

•	Shareholder investments in Class A Shares due to an automatic conversion from Class C Shares in accordance with the terms of this prospectus.

Appendix A is hereby amended to read “Appendix A – Waivers and Discounts Available from Intermediaries and Conversion Policies,” and the following language is added:

Raymond James Intermediary-Defined Sales Charge Waiver Policies

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc., & Raymond James affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation

•	Breakpoints as described in this prospectus.

•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

Please file this Supplement with your records.

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